UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

Effective January 28, 2021, Kiromic BioPharma, Inc. (the “Company” or “we”) entered into a Strategic Alliance Agreement (the “Strategic Alliance Agreement”) with Leon Office (H.K.) Ltd. (“LEON”).

Pursuant to the Strategic Alliance Agreement, the Company will compensate LEON for referring: (i) academic institutions and hospitals located in Asian markets; (ii) potential business partners; and (iii) potential investors the Company (the “Interested Parties”). The Strategic Alliance Agreement shall remain in effect for one (1) year and shall automatically renew on an annual basis until terminated. The Company and LEON may terminate the Strategic Alliance Agreement by providing the other party with written notice at least one hundred and twenty (120) days prior to the proposed date of termination.

Pursuant to the Strategic Alliance Agreement, the Company granted LEON a right of first refusal (“ROFR”) to act as the sole agent to develop and represent the Company to all Interested Parties in the Asian markets. The term of the ROFR is twelve (12) months, and during such time the Company will not retain, engage or solicit any additional agent or entity for the aforementioned activities without express written consent of LEON.

The Company shall pay a fixed annual fee of $360,000 to LEON for the first year. The fee shall be made in four (4) quarterly payments, due upon receipt of a quarterly invoice. The first of these payments was made upon execution of the Strategic Alliance Agreement.

The foregoing summary of the terms of the Strategic Alliance Agreement is subject to, and qualified in its entirety by reference to, a copy of the License Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Strategic Alliance Agreement by and between the Company and Leon Office (H.K.) Ltd, effective as of January 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.
Date: February 12, 2021	By: /s/ Maurizio Chiriva Internati
Maurizio Chiriva Internati Chief Executive Officer